SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 5, 2005

United Community Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398
Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 7.01 Regulation FD Disclosure

On May 5, 2005, United Community Banks, Inc. (the “Registrant”) issued a news release announcing the acceleration of its expansion plans into the Gainesville, Georgia market. In making this announcement, the Registrant re-affirmed its previously disclosed earnings guidance of growth in diluted operating earnings per share of 12% to 15%, although possibly at the lower end of that range.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements: None
(b) Pro forma financial information: None
(c) Exhibits:
99.1 Press Release, dated May 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
May 5, 2005	Executive Vice President and Chief Financial Officer